UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Ranger Energy Services, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Important Notice Regarding the Availability of Proxy Materials for Annual Shareholder Meeting to be held on June 15, 2018, for Ranger Energy Services, Inc. for Shareholders of Record as of April 19, 2018 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you via the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/RNGR. To vote your proxy while visiting this site you will need the 12-digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to adopt these rules and need YOUR participation. If you want to receive a paper or e-mail notice of the proxy material, you may request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, you must make this request on or before June 5, 2018. P.O. BOX 8016 CARY, NC 27512-9903 CONTROL NUMBER Notice is hereby given that the Annual Meeting of Shareholders of Ranger Energy Services, Inc. will be held at The Westin Memorial City, 945 Gessner Rd, Houston, TX 77024 on Friday, June 15, 2018 at 10:00 AM, Central Standard Time. For a convenient way to view proxy materials and VOTE go to: www.proxydocs.com/RNGR Have the 12-digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail notice of the proxy statement, annual report to stockholders and proxy card, you may request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, you must make this request on or before June 5, 2018. You can vote by Internet, phone or mail by accessing the proxy materials and following the instructions provided. To order paper materials, use one of the following methods: INTERNET www.investorelections.com/RNGR * E-MAIL paper@investorelections.com TELEPHONE (866) 648-8133 When requesting via the internet or telephone, you will need the 12-digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12-digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

Ranger Energy Services, Inc. Notice of the 2018 Annual Meeting of Shareholders The 2018 Annual Meeting of Shareholders of Ranger Energy Services, Inc., will be held Friday, June 15, 2018, at 10:00 AM, Central Standard Time, at The Westin Memorial City, 945 Gessner Rd, Houston, TX 77024 for the following purposes: The Board of Directors unanimously recommends that you vote "FOR" the election of all of the nominees listed on proposal 1 and “FOR” proposal 2. To elect the eight nominees named in this proxy statement to the Company’s Board of Directors, each of whom will hold office until the 2019 Annual Meeting of Stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal: a.Darron M. Anderson b.Merrill A. Miller c.Brett Agee d.Richard Agee e.William M. Austin f. Charles S. Leykum g.Gerald Cimador h.Krishna Shivram To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accountants for 2018. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof. Copyright © 2018 Mediant Communications, Inc. All Rights Reserved

2018 Annual Meeting of Shareholders of Ranger Energy Services, Inc. to be held June 15, 2018 for Holders as of April 19, 2018 This Proxy is solicited on behalf of the Board of Directors 2018 Annual Meeting of Shareholders of Ranger Energy Services, Inc. Friday, June 15, 2018 The Westin Memorial City, 945 Gessner Rd, Houston, TX 77024 10:00 AM, Central Daylight Time Date: Place: Time: Please make your marks like this: Use dark black pencil or pen only. TELEPHONE CALL 1-866-307-0791 INTERNET +-Go To: The Board of Directors unanimously recommends that you vote "FOR" proposals 1, 2. www.proxypush.com/RNGR  Cast your vote online.  Use any touch-tone telephone. OR  Have your Proxy Card ready.  Follow the simple instructions to record your vote. DIRECTORS RECOMMEND  Have your Proxy Card ready.  Follow the simple recorded instructions. FOR WITHHOLD 1. To elect directors to serve for the ensuing year and until their successors are elected and qualified: 1. Darron M. Anderson 2. Merrill A. Miller 3. Brett Agee 4. Richard Agee 5. William M. Austin 6. Charles S. Leykum 7. Gerald Cimador 8. Krishna Shivram MAIL  Mark, sign and date your Proxy Card. FOR FOR FOR FOR FOR FOR FOR FOR OR  Detach your Proxy Card.  Return your Proxy Card in the postage-paid envelope provided. This proxy is solicited by the Board of Directors The undersigned hereby appoints Darron M. Anderson and Robert S. Shaw Jr., or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on this proxy, all of the shares of Class A Common Stock and Class B Common Stock of RANGER ENERGY SERVICES, INC. held of record by the undersigned on the Record Date, April 19, 2018, at the 2018 Annual Meeting of Stockholders of the Company to be held at The Westin Memorial City, 945 Gessner Rd, Houston, TX 77024, on Friday, June 15, 2018 at 10:00 AM, CDT, and any adjournment thereof. FOR AGAINST ABSTAIN 2. To ratify the appointment of BDO USA,LLP as the Company’s independent registered public accountants for 2018. FOR This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR Items 1 and 2. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting. 3. To transact such other business as may properly come before the meeting or any adjournment thereof. All votes must be received by 11:59 PM, Eastern Standard Time, JUNE 14, 2018. RANGER ENERGY SERVICES, INC. P.O. BOX 8016 CARY, NC 27512-9903 + - Authorized Signatures - This section must be completed for your instructions to be executed. Please Sign Here Please Date Above Please Sign Here Please Date Above Copyright © 2018 Mediant Communications, Inc. All Rights Reserved Please separate carefully at the perforation and return just this portion in the envelope. X

Revocable Proxy — Ranger Energy Services, Inc. Annual Meeting of Stockholders June 15, 2018 10:00 a.m. (Central Daylight Time) This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoints Darron M. Anderson and Robert S. Shaw Jr., or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on this proxy, all of the shares of Class A Common Stock and Class B Common Stock of RANGER ENERGY SERVICES, INC. held of record by the undersigned on the Record Date, April 19, 2018, at the 2018 Annual Meeting of Stockholders of the Company to be held at The Westin Memorial City, 945 Gessner Rd, Houston, TX 77024, on Friday, June 15, 2018 at 10:00 AM, CDT, and any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR Items 1 and 2. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting. Please separate carefully at the perforation and return just this portion in the envelope.